EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of State Investors Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2013, each of the undersigned, Anthony S. Sciortino, President and Chief Executive Officer of the Company, and Daniel McGowan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2013	By:	/s/ Anthony S. Sciortino
Anthony S. Sciortino
President and Chief Executive Officer

Date: August 13, 2013	By:	/s/ Daniel McGowan
Daniel McGowan
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to State Investors Bancorp, Inc. and will be retained by State Investors Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.